SEPTEMBER 30, 1999,
                       AS UPDATED THOUGH OCTOBER 31, 1999

[GRAPHIC OMITTED]
BT Mutual Funds

International
       Equity Fund
       Annual Report

                   TRUST: BT INVESTMENT FUNDS
                   INVESTMENT ADVISOR: BANKERS TRUST COMPANY

--------------------------------------------------------------------------------
International Equity Fund

Table of Contents
--------------------------------------------------------------------------------

              Letter to Shareholders ..........................................3

              International Equity Fund
                 Statements of Assets and Liabilities .........................8
                 Statements of Operations .....................................9
                 Statements of Changes in Net Assets .........................10
                 Financial Highlights ........................................11
                 Notes to Financial Statements ...............................12
                 Report of Independent Accountants ...........................14
                 Tax Information .............................................14

              International Equity Portfolio
                Schedules of Portfolio Investments ...........................15
                Statements of Assets and Liabilities .........................21
                Statements of Operations .....................................22
                Statements of Changes in Net Assets ..........................23
                Financial Highlights .........................................23
                Notes to Financial Statements ................................24
                Report of Independent Accountants ............................28

              Proxy Results ..................................................29

                                   ----------
The Fund is not insured by the FDIC and is not a deposit obligation of or guaranteed byBankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                                   ----------

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International Equity Fund

Letter to Shareholders
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We are pleased to present you with this annual report for the International Equity Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings. Please note that the Fund's Board of Trustees approved a change in its fiscal year end from September 30, 1999 to October 31, 1999, thus, while this is an annual report, our review covers the most recent thirteen months and life of the Fund as of the end of October.

MARKET ACTIVITY

Performance of world markets improved considerably during the fiscal period, as investors focused on renewed global economic growth and benign inflation.

o The specter of emerging market collapse, which led to broad market downturns in the fall of 1998, dissipated with appropriate intervention by the International Monetary Fund and individual nations' central banks.

o Confidence in the leadership of the US Federal Reserve Board, the Bank of England, and the European Central Bank contributed significantly to all-time highs experienced by many European and North American stock markets.

o For the first time in many years, EAFE markets closely tracked the strong performance of US stocks, due primarily to a revived interest in Japanese equities, as investors weighed the impact of restructuring announcements and ongoing fiscal stimulus measures.

Europe

Europe delivered a 21.9% return in US dollar terms for the period, as the region entered an unprecedented stage in its efforts to merge the common interests of the eleven EMU member nations with the introduction of the euro currency on January 1, 1999.

o Interest rate cuts prior to and following the introduction of the new currency, along with convergence in short-term interest rates, provided a stimulus for a resurgence in economic growth.

o However, after considerable outperformance for European equity markets during the 1998 calendar year, many fund managers took profits to diversify elsewhere during the first calendar quarter of 1999. The resulting move out of Europe and into Japan and emerging markets led to weakness in European stocks as well as in the euro. Fighting in Kosovo and a brief increase in interest rates further led to outflows from the region.

o An unexpected 0.50% cut in interest rates to 2.5% in April by the European Central Bank then reignited investor confidence along with positive economic news.

France led the larger markets with a 37.7% gain in US dollar terms, and the United Kingdom and Germany returned 20.2% and 12.5%, respectively.

o The continent's smaller markets generally delivered lackluster returns, although Nordic markets soared due to strong demand for communication equipment, technology and other industrial stocks in Finland and Sweden, up 127.5% and 58.0% in US dollar terms, respectively. Norway rose 21.2% due primarily to firmer oil prices.

o Technical factors hindered the performance of other markets in the periphery, such as Ireland, as local investors sought diversification by selling domestic stocks, regardless of their attractive valuations, while purchasing those of their larger neighbors.

----------------------------------------------------------
Ten Largest Stock Holdings                 % of Net Assets
----------------------------------------------------------
Total Fina SA Class B (Oil)                    2.8%
----------------------------------------------------------
Murata Manufacturing Co. Ltd.
(Electronic Components)                        2.1%
----------------------------------------------------------
NTT Mobile Communications
(Telecommunications)                           1.9%
----------------------------------------------------------
COLT Telecom Group PLC
(Telecommunications)                           1.8%
----------------------------------------------------------
Nortel Networks Corp.
(Telecommunications Equipment)                 1.7%
----------------------------------------------------------
Nokia Oyj ADR
(Telecommunications Equipment                  1.7%
----------------------------------------------------------
Mannesmann AG (Telecommunications)             1.6%
----------------------------------------------------------
Vodafone Air Touch PLC
(Telecommunications)                           1.6%
----------------------------------------------------------
ING Groep NV (Finance)                         1.5%
----------------------------------------------------------
Fujitsu Ltd. (Electronics)                     1.5%
----------------------------------------------------------

Asia

Japan rose a staggering 85.3% in US dollar terms for the reporting period, undergoing a dramatic revival after falling to its worst market close in 13 years on March 31, 1999.

o Unprecedented foreign buying, fueled by incipient announcements of corporate restructuring and economic recovery, helped to push the yen and the market higher. In fact, half of the market's gain came from a revitalized currency.

o The absence of strong domestic purchases limited the upside movement of the market, but equity leadership moved to the financial sector as investors applauded announcements of mergers and government efforts to inject capital into floundering banks.

o Technology-related shares benefited from gains in US equity peers. In addition, demand for personal computers, software and Internet services continued to rise at a torrid pace despite weakness in most segments of the Japanese economy.

Recovery in Asia ex-Japan markets was exceptional, with a gain of 86.8% in US dollar terms during the Fund's fiscal period, after massive declines experienced during previous months' crisis.

o  Triggers for the sustained rally included:
   - lower interest rates globally and in Asia particularly, where rates dropped to pre-crisis levels
   - sustained strengthening of the yen
   - stronger than expected economic rebound in the region
   - rapidly improving and ample liquidity conditions supported by strong fund flows and large current account surpluses.

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International Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

o Star performers were primarily those harder hit countries of the Asian economic and financial crisis, including Indonesia, South Korea, and Malaysia, whose equity markets each tripled over the Fund's fiscal period. Specifically, Indonesia gained 315.1%; South Korea was up 249.0%, and Malaysia rose 212.7%. Trade center Singapore posted a return of 135.3%.

o Those countries less affected by last year's regional crisis, such as Taiwan, India, the Philippines, and Hong Kong, lagged in comparison, but still produced impressive returns of 45%-75%.

o Likewise, Australia which did not experience the deep sell-off of its neighbors, rose 22.1% during the period.

o In the last few months of the fiscal period, the region's markets pulled back slightly, on rising risk aversion due to concerns over US interest rates, Year 2000 preparedness, and equity supply.

Other Markets

Emerging markets experienced great volatility, but also staged a broad recovery from the sharp losses of the previous year, outperforming most developed global markets for the period ended October 31, 1999.

Latin American markets fared well with a 34.3% gain in US dollar terms, even though Brazil's currency devaluation in January, Ecuador's eurobond default in the last fiscal quarter, and constant US interest rate concerns did overhang the region.

o Latin America benefited from its export profile, as global commodity prices troughed in the early spring of 1999.

o The region's strong performance was led by Mexico's 54.9% US dollar return, as export and domestic demand improved, oil prices and the peso firmed, and free elections bolstered investor demand.

o Despite the deeper than anticipated recession in Argentina, Repsol's bid for oil and gas company YPF Sociedad Anonima helped to re-rate the Argentine market. Argentina's equity market rose 36.9% during the period.

o Chile and Venezuela, both countries with large commodity exposures, advanced 32.0% and 36.9% in US dollar terms, respectively.

o Brazil ended the fiscal year up 12.5% in US dollar terms, with investors scrutinizing the country's reform progress following Supreme Court rulings blocking several fiscal reform measures.

Emerging Europe, up 79.7%, rebounded soundly off lows, led by Russia and Greece.

o The largest gains for the region were in Russia, up a stunning 215.3%, despite being among Emerging Europe's most illiquid markets.

o Greece posted an impressive 93.6% retail-driven performance despite repeated "irrational exuberance" speeches by its government officials. Greece also rose on its positioning towards joining EMU.

o Greece's long-time rival Turkey improved by 75.3%, despite experiencing its worst earthquake in history.

INVESTMENT REVIEW

During the Fund's fiscal period, we maintained our preference toward continental European equities, but we nevertheless reduced our exposure there to gain access to exciting opportunities in other regions around the world.

o Despite our concerns regarding macroeconomic factors in Japan, our purchase of dominant technology and telecommunications stocks led to a higher weighting there.

o We added positions in emerging markets as recovery gained ground in many economies.

o  Canada provided fertile offerings in communications and resources stocks.

Many of the stocks in the Portfolio were beneficiaries of the quickening pace of domestic and global merger and acquisition (M&A) activity, as consolidation benefits were sought by small and large firms alike.

o Banks, telecommunications companies, and cyclical industrial firms in particular have been seeking economies of scale, operating synergies and cross border exposure.

Periods ended October 31, 1999             Cumulative Total Returns                   Average Annual Total Returns
-----------------------------------------------------------------------------------------------------------------------
                                Past 1     Past 1   Past 3    Past 5    Since     Past 1    Past 3    Past 5     Since
                                month      year     years     years   inception   year      years     years   inception
-----------------------------------------------------------------------------------------------------------------------
 International Equity Fund/1
  (inception 8/4/92)             4.63%     15.41%   60.24%   100.06%   191.75%    15.41%    17.02%    14.88%    15.94%
-----------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital
  International ("MSCI")
  EAFE Index/2                   3.75%     23.03%   41.15%    55.35%   132.05%    23.03%    12.17%     9.21%    12.31%
-----------------------------------------------------------------------------------------------------------------------
 Lipper International Equity
  Funds Average/3                3.85%     25.56%   44.76%    58.85%   126.59%    25.56%    12.90%     9.50%    11.80%
-----------------------------------------------------------------------------------------------------------------------

1/ Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.
2/ Indexes are unmanaged, and investments cannot be made in an index.
3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------
International Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

                    Diversification of Portfolio Investments
                        By Country as of October 31, 1999
                      (percentages are based on net assets)

                               [GRAPHIC OMITTED]

Sweden                  5%                       South Korea             2%
Other/1                 6%                       France                 14%
Australia               2%                       Hong Kong               2%
Cash & Cash Equivalent  6%                       Singapore               2%
United Kingdom         14%                       Germany                 7%
Ireland                 2%                       Switzerland             3%
Canada                  3%                       Spain                   4%
Italy                   4%                       Finland                 4%
Japan                  14%                       Netherlands             6%
----------
1/ Includes countries with weightings of less than 2%.

o As part of the ongoing restructuring of European businesses, spin-offs of non-core assets and strategic alliances also provided rare opportunities.

o We found excellent stocks in France, where economic growth and M&A activity is accelerating, as highlighted by the recent acquisition of Paribas by money center bank BNP.

o Italy is also seeing more M&A transactions, including the acquisition of Banca San Paolo di Brescia by Credit Agrario Bresciano and the merger of Unicredito and Credito Italiano to form Unicredito Italiano.

o In contrast, we reduced exposure to the United Kingdom, which had benefited from an extended strong economic cycle but more recently has been contending with the risk of overheating and the adverse impact of a strong currency.

o Germany's bumpy road to recovery has been a market damper. But we are optimistic looking forward and have built positions in several exciting industrial restructuring opportunities, including Bayer and Veba.

We were impressed by the tremendous growth opportunities offered by foreign technology and telecommunications stocks.

o In most cases, foreign technology and telecommunications companies have been attractively priced, while their US counterparts challenge traditional valuation criteria.

o Since we last reported, we added telecommunications equipment leaders Nokia and Ericsson, beneficiaries of the continuing rise in cellular telephony penetration in virtually every market in the world.

o Service providers have been rushing to consolidate, with many of the Fund's holdings, such as Mannesmann in Germany in its acquisition move for Orange in the UK, and Vodafone AirTouch, which appears eager to acquire or align with Mannesmann, driving the consolidation process.

o We took profits in several second-tier telecommunications ventures, including Equant, Esat Telecom, Global Crossing, and Global Telesys.

o We added exposure to Finland's Sonera, a major Nordic cellular operator with other European market holdings and a promising technology for processing secure e-commerce transactions.

o Asia offered exciting opportunities in Korea's leading mobile phone company, SK Telecom, and Korea Telecom, which complement our other regional holdings--NTT and NTT Docomo in Japan and China Telecom in Hong Kong.

Acceleration of economic growth around the globe led to the sharp increase in our exposure to materials.

o Stronger demand, cost cutting, and consolidation improved the outlook for many companies in the sector after a long period of sagging commodity prices.

o In Europe, we purchased shares in the diversified chemical companies Bayer and DSM, specialty chemical maker Clariant, steel producer Usinor, engineered materials manufacturer St. Gobain, and Nordic pulp & paper giant Stora Enso, complementing our position in UPM-Kymmene.

o We added Canadian nickel leader Inco, Australian mining company WMC, and Korean iron and steel maker Pohang.

We made several strategic moves within the energy and oil services sector.

o The Portfolio benefited from both OPEC commitments to limit oil production and the acceleration of industrial consolidation by participating in the acquisition of French oil giant Elf Aquitaine by rival Total Fina. The combination creates one of Europe's largest energy companies as well as a substantially improved profit outlook.

o Similarly, we purchased Anglo-American integrated oil leader BP Amoco, which has bid for ARCO, and Shell T&T, an undervalued oil major with significant restructuring potential.

o Heightened global demand and a recovery in oil prices led the Fund to identify inexpensive stocks in the sector with excellent growth prospects, including Norsk Hydro and Spain's Repsol.

We significantly added to our Japanese holdings, purchasing strong companies that are competitive on a global basis or are well-positioned to succeed in a weak economy at home.

o Following the purchase of electronic components leader Murata and computer giant Fujitsu in the first half, we added Kyoto-based semiconductor maker Rohm based on firm demand in consumer and industrial applications.

o We bought Internet bellwether Softbank to capture the explosive growth of the web-based businesses in Japan, Europe and the US.

o Our preference for profitable Japanese companies that have demonstrated resilience in both good and bad economic scenarios led us to Sanrio, a character goods maker known for its popular `Hello Kitty' line, and to consumer finance companies Acom and Aiful.

o It is important to note that our Japanese weighting increased as we identified exciting, stock specific opportunities, not out of a belief that economic recovery is sustainable in the near term or because we feel the bad debt crisis in the financial sector has been resolved.

--------------------------------------------------------------------------------
International Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

In Asia ex-Japan, we carried out several stock specific and sector allocation strategies for the Fund.

o We reduced the Portfolio's holdings in interest-rate sensitive companies like Westpac Bank, Thai Farmer's Bank, Sun Hung Kai Properties, and property firm Wing Tai in favor of cyclical and trade recovery plays, such as Pohang Iron & Steel, Western Mining Corporation, Neptune Orient Line, and Cosco Pacific.

o In light of the uncertainty caused by the Daewoo bankruptcy, the Fund cut its exposure in South Korea, taking profits in Samsung Securities, Korean Air, Korea Electric Power, and Shinhan Bank.

o We focused our holdings in the secular growth areas of technology, telecommunications and multimedia. Thus, the following purchases were made:
   CDROM manufacturer Ritek, foundry Taiwan Semiconductor, IT software company Silverline, Samsung Electronics, Natsteel Electronics, Korea Telecom, mobile operator SK Telecom, media company Singapore Press Holdings, and conglomerate Wharf Holdings.

o Increasing concern over Indonesia's political stability prompted us to sell PT Telkom and Indah Kiat.

Among the emerging markets, we were also actively buying and selling.

o We established positions in Turkey's financial services company Akbank and conglomerate Sabanci on the belief that Turkey will receive an International Monetary Fund package and that its government will take necessary reform measures to lower inflation.

o We saw opportunity in South Africa given firming commodity prices and declining local interest rates, and we identified life insurer Old Mutual and media firm MIH Limited as excellent prospects.

o In Greece, valuation considerations caused us to sell Alpha Credit Bank, but we replaced it with telecommunications holdings OTE and Panafon, respectively the fixed line and cellular operators there.

o  OTP Bank was sold on disappointing macroeconomic data in Hungary.

MANAGER OUTLOOK

We believe that low inflation and global economic growth will spur the world's equity markets higher in the coming year, especially in Europe. Europe appears to offer an edge in that growth is accelerating, monetary conditions are favorable, and valuations remain relatively attractive. The fruits of economic and monetary union are becoming increasingly evident.

We believe that although the Japanese economy shows some signs of bottoming, it remains quite fragile and prone to recessionary pressures. The strong yen, dependence on deficit spending, and consumer nervousness contribute to our cautionary posture. Still, there are very good stocks to be found in Japan, especially global companies with competitive cost bases, domestic companies shielded from a weak economy, and technology-related shares benefiting from spending shifts toward information technology, personal computing, and the Internet.

Emerging markets stand to continue to benefit from the cyclical global recovery currently underway. We believe that interest rates in Asia have bottomed, and so equity returns in that region going forward will likely be more muted but still healthy, driven by strong earnings performance and restructuring. We are particularly optimistic on Taiwan, India, and, once the Daewoo crisis is sorted out, South Korea. In our view, Latin America has greater return potential next year if risk premiums and emerging market bond spreads can narrow. We expect this is likely to happen once the US bond market stabilizes. Brazilian equities remain very inexpensive on numerous parameters, but the nation has to make further progress on the fiscal front. We believe Emerging Europe should benefit from the burgeoning recovery of the European Union economies, particularly Hungary. Poland, in our opinion, has been oversold on current account fears. While the overall Greek market is overvalued, we are comfortable with our reasonably priced holdings.

As we near the end of 1999, we expect increased volatility in the emerging markets on Year 2000 concerns. However, we believe that these near-term fears over liquidity and Y2K preparedness will pose only limited and temporary setbacks to these markets.

A word of caution must be expressed relative to mounting pressure for a correction in the US large cap equity market, which is challenging historical valuation parameters.

o Corrections of 20% or more have historically helped to consolidate and prepare US stocks for higher long-term moves. However, the absence of such an occurrence for the greater part of this decade, especially after a long string of double-digit annual gains, suggests that a much larger pullback may be in store.

o Short term, the reverberations of such an event would be felt in foreign markets, although in most cases, valuation support abroad provides encouragement for a quick rebound and relative outperformance, especially in US dollar terms since a US correction would not likely occur alongside dollar weakness.

We will, of course, continue to monitor economic conditions and political initiatives and their effect on financial markets as we seek long-term capital appreciation.

We sincerely value your ongoing support of the International Equity Fund and look forward to continuing to serve your investment needs in the years ahead.

/s/ Michael Levy                                               /s/ Robert Reiner
                                 /s/ Julie Wang

                   Michael Levy, Robert Reiner and Julie Wang
                            Portfolio Managers of the
                         International Equity Portfolio
                                October 31, 1999

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International Equity Fund

Performance Comparison
--------------------------------------------------------------------------------

Comparison of Change in Value
of a $10,000 Investment in the
International Equity Fund and
the Morgan Stanley Capital
International EAFE Index since
August 31, 1992.

------------------------------------
Total Return for the Periods
   Ended October 31, 1999

          One Year
           15.41%

Five Year     Since 8/4/92/1
14.88%/2         15.94%/2

  Ended September 30, 1999

          One Year
           17.35%
Five Year     Since 8/4/92/1
14.47%/2         15.41%/2

1/ The Fund's inception date.
2/ Annualized.

Investment return and principal
value will fluctuate so that shares,
when redeemed, may be worth
more or less than their original
cost.
------------------------------------

As of October 31, 1999
                               [GRAPHIC OMITTED]

        International Equity Fund - $29,175     MSCI EAFE Index - $23,205
Aug-92                 10000                              10000
Sep-92                  9665                               9803
Mar-93                 10424                              10554
Sep-93                 11944                              12386
Mar-94                 13717                              12930
Sep-94                 13977                              13603
Mar-95                 14046                              13715
Sep-95                 15911                              14391
Mar-96                 16862                              15406
Sep-96                 18057                              15630
Mar-97                 20108                              15630
Sep-97                 24318                              18634
Mar-98                 27532                              19701
Sep-98                 23763                              17081
Mar-99                 26595                              20896
Sep-99                 27885                              22368
Oct-99                 29175                              23205

As of September  30, 1999
                               [GRAPHIC OMITTED]

        International Equity Fund - $27,885     MSCI EAFE Index - $22,368
Aug-92                 10000                              10000
Sep-92                  9665                               9803
Mar-93                 10424                              10554
Sep-93                 11944                              12386
Mar-94                 13717                              12930
Sep-94                 13977                              13603
Mar-95                 14046                              13715
Sep-95                 15911                              14391
Mar-96                 16862                              15406
Sep-96                 18057                              15630
Mar-97                 20108                              15630
Sep-97                 24318                              18634
Mar-98                 27532                              19701
Sep-98                 23763                              17081
Mar-99                 26595                              20896
Sep-99                 27885                              22368


Past performance is not indicative of future performance. Performance figures assume the reinvestment of dividends and capital gain distributions.

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International Equity Fund

Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                                     October 31, 1999/1        September 30, 1999
                                                                                     ------------------        ------------------
Assets
   Investment in International Equity Portfolio, at Value ...................          $ 1,920,059,246           $ 1,825,653,442
   Receivable for Shares of Beneficial Interest Subscribed ..................                5,086,012                29,360,753
   Prepaid Expenses and Other ...............................................                   38,284                    39,198
                                                                                       ---------------           ---------------
Total Assets ................................................................            1,925,183,542             1,855,053,393
                                                                                       ---------------           ---------------
Liabilities
   Payable for Shares of Beneficial Interest Redeemed .......................                9,144,388                 2,684,790
   Due to Bankers Trust .....................................................                2,275,041                 1,027,235
   Accrued Expenses and Other ...............................................                   97,319                   110,972
                                                                                       ---------------           ---------------
Total Liabilities ...........................................................               11,516,748                 3,822,997
                                                                                       ---------------           ---------------
Net Assets ..................................................................          $ 1,913,666,794           $ 1,851,230,396
                                                                                       ===============           ===============
Composition of Net Assets
   Paid-in Capital ..........................................................          $ 1,583,051,150           $ 1,606,752,489
   Undistributed Net Investment Income (Loss) ...............................                 (973,857)                3,610,542
   Accumulated Net Realized Loss from Investment, Option, Foreign Currency,
     Forward Foreign Currency and Foreign Futures Transactions ..............              (15,655,895)              (12,855,969)
   Net Unrealized Appreciation on Investment, Options, Foreign Currencies
     and Forward Foreign Currency Contracts .................................              347,245,396               253,723,334
                                                                                       ---------------           ---------------
Net Assets ..................................................................          $ 1,913,666,794           $ 1,851,230,396
                                                                                       ===============           ===============
Net Asset Value, Offering and Redemption Price Per Share
   (net assets divided by shares outstanding) ...............................          $         25.33           $         24.22
                                                                                       ===============           ===============
Shares Outstanding ($0.001 par value per share, unlimited number of shares of
   beneficial interest authorized) ..........................................               75,553,610                76,449,542
                                                                                       ===============           ===============

----------

1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Fund

Statements of Operations
--------------------------------------------------------------------------------

                                                                                              For the                 For the
                                                                                           period ended             year ended
                                                                                        October 31, 1999/1      September 30, 1999
                                                                                        ------------------      ------------------
Investment Income
   Income (Expenses in Excess) Allocated from International Equity Portfolio, net ..       $    (206,199)          $  17,111,975
                                                                                           -------------           -------------
Expenses
   Administration and Services Fees ................................................           1,352,481              14,725,503
   Registration Fees ...............................................................              10,862                      --
   Printing and Shareholder Reports ................................................               7,510                 152,092
   Professional Fees ...............................................................               5,051                  30,419
   Trustees Fees ...................................................................                 364                   5,122
   Miscellaneous ...................................................................               1,681                   1,741
                                                                                           -------------           -------------
   Total Expenses ..................................................................           1,377,949              14,914,877
   Less Fees Waived/Expense Reimbursed by Bankers Trust ............................            (104,676)             (1,056,985)
                                                                                           -------------           -------------
      Net Expenses .................................................................           1,273,273              13,857,892
                                                                                           -------------           -------------
Net Investment (Expenses in Excess of) Income ......................................          (1,479,472)              3,254,083
                                                                                           -------------           -------------
Realized and Unrealized Gain (Loss) on Investment, Options, Foreign Currencies,
   Forward Foreign Currency and Foreign Futures Contracts
   Net Realized Gain (Loss) from:
      Investment Transactions ......................................................          (2,819,115)             34,225,636
      Option Transactions ..........................................................                  --              (3,221,008)
      Foreign Currency Transactions ................................................            (623,120)                (42,148)
      Forward Foreign Currency Transactions ........................................          (2,936,669)             (7,791,080)
      Foreign Futures Transactions .................................................                  --             (22,020,599)
   Net Change in Unrealized Appreciation/Depreciation on Investment, Options,
      Foreign Currency and Forward Foreign Currency Contracts ......................          93,522,062             232,624,850
                                                                                           -------------           -------------
Net Realized and Unrealized Gain on Investment, Options, Foreign Currencies,
   Forward Foreign Currency and Foreign Futures Contracts ..........................          87,143,158             233,775,651
                                                                                           -------------           -------------
Net Increase in Net Assets from Operations .........................................       $  85,663,686           $ 237,029,734
                                                                                           =============           =============

----------
1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Fund

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               For the period                For the                   For the
                                                             October 1, 1999 to             year ended                year ended
                                                             October 31, 1999/1        September 30, 1999        September 30, 1998
                                                             ------------------        ------------------        ------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment (Expenses in Excess of) Income .......       $    (1,479,472)          $     3,254,083           $     5,740,259
   Net Realized Gain (Loss) from Investment, Option,
     Foreign Currency, Forward Foreign Currency and
     Foreign Futures Transactions ......................            (6,378,904)                1,150,801               (40,667,938)
   Net Change in Unrealized Appreciation/Depreciation
     on Investment, Options, Foreign Currencies and
     Forward Foreign Currency Contracts ................            93,522,062               232,624,850               (82,397,152)
                                                               ---------------           ---------------           ---------------
Net Increase (Decrease) in Net Assets from Operations ..            85,663,686               237,029,734
                                                                                                                      (117,324,831)
                                                               ---------------           ---------------           ---------------
Distributions to Shareholders
   Net Investment Income ...............................                    --                (3,594,378)                 (402,898)
   Net Realized Gain from Investment Transactions ......                    --                        --               (15,924,100)
                                                               ---------------           ---------------           ---------------
Total Distributions ....................................                    --                (3,594,378)              (16,326,998)
                                                               ---------------           ---------------           ---------------
Capital Transactions in Shares of Beneficial Interest
   Proceeds from Sales of Shares .......................           242,653,438             2,139,841,944             1,500,555,521
   Dividend Reinvestments ..............................                    --                 3,024,024                12,079,856
   Cost of Shares Redeemed .............................          (265,880,726)           (1,776,650,526)             (652,924,155)
                                                               ---------------           ---------------           ---------------
Net Increase (Decrease) from Capital Transactions in
  Shares of Beneficial Interest ........................           (23,227,288)              366,215,442               859,711,222
                                                               ---------------           ---------------           ---------------
Total Increase in Net Assets ...........................            62,436,398               599,650,798               726,059,393
Net Assets
Beginning of Period ....................................         1,851,230,396             1,251,579,598               525,520,205
                                                               ---------------           ---------------           ---------------
End of Period (including undistributed net investment
  income (loss) of $(973,857), $3,610,542, and
  $7,649,393, respectively) ............................       $ 1,913,666,794           $ 1,851,230,396           $ 1,251,579,598
                                                               ===============           ===============           ===============

----------
1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Fund

Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the International Equity Fund.

                                              For the period              For the years ended              For the period  For the
                                           October 1, 1999 to                 September 30,                 Jan. 1, 1995  year ended
                                                October 31,    -------------------------------------------- to Sept. 30,   Dec. 31,
                                                  1999/3          1999      1998          1997      1996        1995/1       1994
                                           ------------------     ----      ----          ----      ----   -------------- ----------
Per Share Operating Performance:
Net Asset Value, Beginning of Period .........  $    24.22     $    20.68  $    22.13   $  16.77  $  15.47    $  13.37    $  13.18
Income fromInvestment Operations
   Net Investment (Expenses in Excess of)
      Income .................................       (0.02)          0.04        0.02       0.09      0.18        0.14        0.10
   Net Realized and Unrealized Gain (Loss) on
      Investment, Option, Foreign Currency,
      Forward Foreign Currency and Foreign
      Futures Contracts ......................        1.13           3.56       (0.87)      5.63      1.80        1.97        0.44
                                                ----------     ----------  ----------   --------  --------    --------    --------
Total from Investment Operations .............        1.11           3.60       (0.85)      5.72      1.98        2.11        0.54
                                                ----------     ----------  ----------   --------  --------    --------    --------
Distributions to Shareholders
   Net Investment Income .....................          --          (0.06)      (0.01)     (0.16)    (0.31)         --       (0.09)
   Net Realized Gains ........................          --             --       (0.59)     (0.20)    (0.37)      (0.01)      (0.26)
                                                ----------     ----------  ----------   --------  --------    --------    --------
Total Distributions ..........................          --          (0.06)      (0.60)     (0.36)    (0.68)      (0.01)      (0.35)
                                                ----------     ----------  ----------   --------  --------    --------    --------
Net Asset Value, End of Period ...............  $    25.33     $    24.22  $    20.68   $  22.13  $  16.77    $  15.47    $  13.37
                                                ==========     ==========  ==========   ========  ========    ========    ========
Total Investment Return ......................        4.63%         17.35%      (3.73)%    34.76%    13.42%      15.82%       4.12%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) ..  $1,913,667     $1,851,230  $1,251,580   $525,520  $161,692    $ 82,807    $ 56,020
   Ratios to Average Net Assets:
      Net Investment (Expenses in Excess of)
        Income ...............................       (0.93)%/2       0.19%       0.61%      0.53%     0.91%       1.55%/2     0.84%
      Expenses, Including Expenses of the
        International Equity Portfolio .......        1.50%/2        1.50%       1.50%      1.50%     1.50%       1.50%/2     1.50%
      Decrease Reflected in Above Expense
        Ratio Due to Fees Waived/Expenses
        Reimbursed by Bankers Trust ..........        0.20%/2        0.16%       0.20%      0.18%     0.26%       0.33%/2     0.37%

----------
1/ On August 2, 1995, the Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
2/ Annualized.
3/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies

A. Organization

BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The International Equity Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations on August 4, 1992. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the International Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 1999, the Fund's investment was approximately 63% of the Portfolio. At October 31, 1999, the Fund's investment was approximately 64% of the Portfolio.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. Investment Valuation

Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

C. Investment Income

The Fund's income, net of expenses, is earned daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Distributions

It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will also be made annually to the extent they are not offset by any capital loss carryforwards.

E. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code and distribute substantially all of its income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The Fund has capital loss carryovers of $12,855,970 and $2,799,926 expiring October 31, 2006, and October 31, 2007, respectively.

F. Other

The Trust accounts separately for the assets, liabilities, and operations of each fund. Expenses directly attributable to a fund are charged to the fund, while expenses which are attributable to all of the Trust's funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .85% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .80% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.50% of the average daily net assets of the Fund, including expenses of the Portfolio.

ICC Distributors, Inc., provides distribution services to the Fund.

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

Note 3--Shares of Beneficial Interest

At October 31, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                      For the period
                    October 1, 1999 to                For the year ended
                     October 30, 1999                 September 30, 1999
               ---------------------------      ------------------------------
                 Shares         Amount            Shares            Amount
               -----------   -------------      -----------    ---------------
Sold             9,872,995   $ 242,653,438       91,035,744    $ 2,139,841,944
Reinvested              --              --          129,786          3,024,024
Redeemed       (10,768,927)   (265,880,726)     (75,245,376)    (1,776,650,526)
               -----------   -------------      ----------     ---------------
Net Increase
  (Decrease)      (895,932)  $ (23,227,288)      15,920,154    $   366,215,442
               ===========   =============      ===========    ===============

                  For the period ended
                   September 30, 1998
               ---------------------------
                 Shares          Amount
               ----------    --------------
Sold            64,961,016   $1,500,555,521
Reinvested         608,250       12,079,856
Redeemed       (28,791,427)    (652,924,155)
               -----------   --------------
Net Increase    36,777,839   $  859,711,222
               -==========   -=============

--------------------------------------------------------------------------------
International Equity Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 4--Risks of Investing in Foreign Securities

The Portfolio invests in foreign securities. Investing in foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.

--------------------------------------------------------------------------------
International Equity Fund

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of BT Investment Funds
and Shareholders of International Equity Fund:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity Fund (one of the funds comprising BT Investment Funds, hereafter referred to as the "Fund") at October 31, 1999 and September 30, 1999 the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 and September 30, 1999 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 1999

--------------------------------------------------------------------------------


Tax Information (Unaudited For the Year Ended September 30, 1999)
--------------------------------------------------------------------------------

During the year ended September 30, 1999, the Fund received income from foreign sources in the amount of $26,123,873 or $0.347 per share. The Fund has paid foreign taxes in the amount of $2,400,233 or $0.032 per share. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

--------------------------------------------------------------------------------
International Equity Portfolio

Schedule of Portfolio Investments October 31, 1999
--------------------------------------------------------------------------------

  Shares                    Description                               Value
  ------                    -----------                               -----
            COMMON STOCKS - 94.9%

            Australia - 1.7%
   562,900  Brambles Industries Ltd.
             (Transportation) ...............................     $   15,818,850
 2,087,600  TABCORP Holdings Ltd./2
             (Leisure Related) ..............................         13,223,266
 2,486,100  Telstra Corporation Ltd.
             (Telecommunications) ...........................          7,968,777
 3,311,700  WMC Ltd. (Mining) ...............................         14,202,707
                                                                  --------------
                                                                      51,213,600
                                                                  --------------

            Austria - 0.7%
   388,787  Erste Bank (Banks) ..............................         20,464,420
                                                                  --------------

            Botswana - 0.2%
 5,817,600  Sechaba Breweries Ltd. (Beverages) ..............          5,801,723
                                                                  --------------

            Canada - 3.3%
 1,045,200  Inco Ltd. (Mining) ..............................         21,033,327
   852,000  Nortel Networks Corp.
             (Telecommunications Equipment) .................         52,449,929
 1,349,660  Rogers Communications, Inc. - Class B/1
             (Cable Television) .............................         27,343,713
                                                                  --------------
                                                                     100,826,969
                                                                  --------------

            Finland - 4.3%
   437,700  Nokia Oyj ADR (Telecommunications
             Equipment) .....................................         50,581,706
 1,148,140  Sonera Group Oyj/2
             (Telecommunication Services) ...................         34,452,785
 1,894,090  Stora Enso Oyj R Shares (Paper) .................         24,884,791
   648,280  UPM-Kymmene Oyj Corp./2 (Paper) .................         20,441,241
                                                                  --------------
                                                                     130,360,523
                                                                  --------------

            France - 14.2%
   241,600  AXA (Insurance) .................................         34,052,507
   278,720  Banque Nationale de Paris (Banks) ...............         24,461,213
   634,320  Canal Plus/2 (Broadcasting) .....................         44,002,334
   219,710  Carrefour Supermarche SA
             (Food Retailing) ...............................         40,643,010
   122,490  Compagnie de Saint-Gobain
             (Building Materials) ...........................         21,242,614
   142,846  Societe Generale (Banks) ........................         31,078,626
   650,268  Societe Generale D'Enterprises SA
             (Engineering and Construction) .................         30,209,117
   392,940  STMicroelectronics NV/2
             (Semi-Conductors) ..............................         35,708,423
   272,800  Suez Lyonnaise des Eaux/2
             (Diversified Utility) ..........................         44,012,509
   624,636  Total Fina SA - Class B (Oil) ...................         84,363,312
   144,630  Unibail (Real Estate) ...........................         21,129,857
 1,568,731  Usinor SA (Steel) ...............................         21,780,842
                                                                  --------------
                                                                     432,684,364
                                                                  --------------

            Germany - 7.0%
   931,630  Bayer AG (Chemicals) ............................         38,090,480
    74,820  Celanese AG/1 (Chemicals) .......................          1,179,593
   661,070  Epcos AG/1 (Electronics) ........................         27,083,991
   748,200  Hoechst AG/2 (Pharmaceuticals) ..................         32,910,656
   117,907  Intershop Communications AG/1
             (Computer Software) ............................         14,747,212
   308,880  Mannesmann AG
             (Telecommunications) ...........................         48,534,924

  Shares                    Description                               Value
  ------                    -----------                               -----

    50,480  SAP AG/2 (Computer Software) ....................     $   22,230,885
   470,730  Veba AG (Diversified Utility) ...................         25,430,703
                                                                  --------------
                                                                     210,208,444
                                                                  --------------
            Greece - 0.7%
   651,961  Hellenic Telecommunication
             Organization SA (Telecommuncations) ............         13,815,152
   560,480  Panafon Hellenic Telecom SA
             (Telecommunications) ...........................          7,411,748
                                                                  --------------
                                                                      21,226,900
                                                                  --------------
            Hong Kong - 2.0%
 7,010,500  China Telecom Ltd./1,2
             (Telecommunications) ...........................         24,001,402
12,483,400  Cosco Pacific Ltd./2 (Transportation) ...........          9,238,612
 5,666,300  First Pacific Company Ltd./2
             (Diversified) ..................................          3,281,845
 1,211,300  Hutchison Whampoa Ltd. (Diversified) ............         12,160,524
 4,204,000  Wharf Holdings Ltd./2 (Real Estate) .............         12,147,448
                                                                  --------------
                                                                      60,829,831
                                                                  --------------
            India - 0.6%
 1,201,600  Larsen & Toubro Ltd. (Construction
             Equipment) .....................................         11,024,582
       975  NIIT Ltd./1 (Computer Software) .................             48,660
   788,100  Silverline Industries/1
             (Computer Software) ............................          6,909,266
                                                                  --------------
                                                                     17,982,508
                                                                  --------------
            Indonesia - 0.2%
 2,122,700  PT Hanjay Mandala Sampoerna
             TBK/1 (Tobacco) ................................          4,945,183
                                                                  --------------

            Israel - 0.4%
   699,911  Partner Communications Co. Ltd./1
             (Telecommunications) ...........................         10,936,109
                                                                  --------------

            Ireland - 2.1%
 3,632,600  Bank of Ireland (Banks) .........................         28,329,888
 1,902,870  CRH PLC (Building Materials) ....................         35,900,207
                                                                  --------------
                                                                      64,230,095
                                                                  --------------

            Italy - 4.4%
   805,925  Assicurazioni Generali (Insurance) ..............         25,835,558
 2,169,390  San Paolo - IMI SPA (Banks) .....................         28,091,292
15,923,840  Seat-Pagine Gialle SPA/2 (Publishing) ...........         22,678,299
 3,024,234  Telecom Italia SPA
             (Telecommunications) ...........................         26,096,480
 6,269,790  Unicredito Italiano SPA/2 (Banks) ...............         29,324,889
                                                                  --------------
                                                                     132,026,518
                                                                  --------------

            Japan - 13.6%
    46,450  Aiful Corp. (Finance) ...........................          7,210,518
 4,242,000  Fuji Heavy Industries Ltd./2
             (Autos and Trucks) .............................         36,013,898
 1,551,000  Fujitsu Ltd./2 (Electronics) ....................         46,666,710
   494,000  Murata Manufacturing Co. Ltd.
             (Electronic Components) ........................         63,430,405
    23,360  Nippon Telegraph & Telephone Corp.
             (Telecommunications) ...........................         35,814,473
 1,142,000  Nissan Motor Co. Ltd. (Automobiles/
              Trucks) .......................................          6,839,303
    21,080  NTT Mobile Communications
             (Telecommunications) ...........................         55,952,064

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Schedule of Portfolio Investments October 31, 1999
--------------------------------------------------------------------------------

  Shares                    Description                               Value
  ------                    -----------                               -----
   111,400  Rohm Company
             (Electronic Components) ........................     $   24,978,525
   354,000  Sanrio Company Ltd.
             (Consumer Goods) ...............................         18,656,565
    70,200  Softbank Corporation (Diversified) ..............         29,126,664
   801,900  Takeda Chemical Industries Ltd.
             (Pharmaceuticals) ..............................         46,027,011
   844,000  Yamanouchi Pharmaceutical Co. Ltd.
             (Pharmaceuticals) ..............................         38,253,337
                                                                  --------------
                                                                     408,969,473
                                                                  --------------

            Mexico - 0.8%
   334,200  Grupo Televisa SA GDR/1 (Broadcasting) ..........         14,203,500
   112,700  Telefonos de Mexico SA ADR/1,2
             (Telecommunications) ...........................          9,635,850
                                                                  --------------
                                                                      23,839,350
                                                                  --------------

            Netherlands - 5.7%
   500,740  ASM Lithography Holding NV/1
             (Semi-Conductors) ..............................         35,314,916
   275,081  Benckiser NV - B Shares
             (Consumer Goods) ...............................         16,248,762
   553,800  DSM NV (Chemicals) ..............................         20,954,574
   792,464  ING Groep NV (Finance) ..........................         46,710,114
   425,378  Nutreco Holding NV (Foods) ......................         14,530,540
   370,950  Philips Electronics NV (Electronics) ............         38,013,982
                                                                  --------------
                                                                     171,772,888
                                                                  --------------

            Norway - 0.9%
   676,620  Norsk Hydro ASA (Diversified) ...................         26,997,188
                                                                  --------------

            Poland - 0.2%
 1,399,293  Telekomunikacja Polska SA GDR
             Rule 144A/2,3 (Telecommunications) .............          7,031,447
                                                                  --------------

            Singapore - 1.8%
 3,456,200  NatSteel Electronics Ltd./2 (Electronics) .......         13,502,055
 6,462,200  Neptune Orient Lines Ltd.
             (Transportation) ...............................          9,360,199
 2,520,840  Overseas-Chinese Bank Corp./2 (Banks) ...........         18,938,385
   716,400  Singapore Press Holdings Ltd.
             (Publishing) ...................................         12,271,230
                                                                  --------------
                                                                      54,071,869
                                                                  --------------

            South Africa - 0.6%
   395,400  MIH Ltd./1,2 (Cable Television) .................         17,694,150
                                                                  --------------

            South Korea - 1.7%
   331,506  Korea Telecom Corp ADR/1
             (Telecommunications) ...........................         11,685,587
   471,900  Pohang Iron & Steel Co. Ltd. ADR
             (Steel) ........................................         15,749,663
    82,600  Samsung Electronics (Electronics) ...............         13,772,403
   720,900  SK Telecom Co., Ltd. ADR/2
             (Telecommunications) ...........................          9,416,756
                                                                  --------------
                                                                      50,624,409
                                                                  --------------

            Spain - 4.3%
 1,939,908  Amadeus Global Travel Distribution
             SA/1,2 (Transportation Services) ...............         11,601,570
 1,355,560  Argentaria SA/2 (Banks) .........................         30,062,464

  Shares                    Description                               Value
  ------                    -----------                               -----
 1,098,540  Fomento de Construcciones SA
             (Diversified) ..................................     $   27,537,698
 1,392,340  Repsol - Y.P.F. SA/2 (Oil) ......................         28,683,012
 1,919,714  Telefonica SA (Telecommunications) ..............         31,557,069
                                                                  --------------
                                                                     129,441,813
                                                                  --------------

            Sweden - 5.0%
   862,651  Atlas Copco AB - A shares
             (Machinery) ....................................         22,722,773
 2,096,190  Electrolux AB Series B (Appliances) .............         41,729,286
   685,600  Ericsson LM B Shares
             (Telecommunications Equipment) .................         28,461,866
 1,508,620  Sandvik AB B Shares (Machinery) .................         39,005,506
   892,470  SKF AB B Shares/2 (Machinery) ...................         18,091,582
                                                                  --------------
                                                                     150,011,013
                                                                  --------------

            Switzerland - 3.4%
   291,081  ABB Ltd./1 (Engineering &
             Construction) ..................................         29,323,288
    30,440  Clariant AG (Chemicals) .........................         13,324,793
   104,000  UBS AG (Banks) ..................................         30,270,316
    50,190  Zurich Allied AG/2 (Insurance) ..................         28,426,146
                                                                  --------------
                                                                     101,344,543
                                                                  --------------

            Taiwan - 0.6%
   547,110  Ritek Corp GDR Rule 144A/1,2,3
             (Electronics) ..................................          7,303,919
 2,769,000  Taiwan Semiconductor (Electronics) ..............         12,300,843
                                                                  --------------
                                                                      19,604,762
                                                                  --------------

            Turkey - 0.5%
42,858,700  Akbank T.A.S. (Banks) ...........................          6,686,642
25,325,600  Haci Omer Sabanci Holding AS
             (Diversified) ..................................          7,507,277
                                                                  --------------
                                                                      14,193,919
                                                                  --------------

            United Kingdom - 14.0%
 1,213,593  Barclays PLC (Banks) ............................         37,179,153
   513,600  BP Amoco PLC ADR/2 (Oil) ........................         29,660,400
 1,860,110  COLT Telecom Group PLC/1
             (Telecommunications) ...........................         55,612,077
 3,101,600  Granada Group PLC (Diversified) .................         24,607,324
 7,111,284  Invensys PLC (Engineering) ......................         34,948,373
 1,601,100  Next PLC (Retail) ...............................         17,247,863
 6,301,700  Old Mutual PLC/1 (Insurance) ....................         13,313,342
 1,528,302  Orange PLC/1 (Telecommunications) ...............         37,967,952
 2,367,420  Peninsular & Orient Steam
             Navigation Co. (Transportation) ................         33,835,732
   946,400  Reckitt & Colman PLC
             (Consumer Goods) ...............................         11,476,284
 1,587,262  SEMA Group PLC (Computer Services) ..............         20,680,033
 5,485,980  Shell Transport & Trading
             Co. PLC (Oil) ..................................         41,994,072
   502,700  Tyco International Ltd. (Diversified) ...........         20,076,581
10,067,130  Vodafone AirTouch PLC
             (Telecommunications) ...........................         46,914,396
                                                                  --------------
                                                                     425,513,582
                                                                  --------------

Total Common Stocks (Cost $2,374,284,599) ...................      2,864,847,593
                                                                  --------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Schedule of Portfolio Investments October 31, 1999
--------------------------------------------------------------------------------

  Shares/
 Par Value                  Description                               Value
 ---------                  -----------                               -----

                CONVERTIBLE CORPORATE NOTES & BONDS - 0.2%

(Y)592,000,000  Acom Co. Ltd. 0.00%, 3-31-02
                 (Finance) (Cost $4,953,828) ................     $    6,665,386
                                                                  --------------

                OPTIONS - INDEX - 0.2%

         3,140  Nikkei 225 Index (Options on Nikkei
                 Exchange with Strike Price of
                 18,993.08 and Expiration 02/10/2000 ........          1,327,386
         3,261  Nikkei 225 Index (Options on Nikkei
                 Exchange with Strike Price of
                 19,027.77 and Expiration 02/10/2000 ........          1,343,070
         2,241  Nikkei 225 Index (Options on Nikkei
                 Exchange with Strike Price of
                 18,613.35 and Expiration 03/10/2000 ........          1,505,105
                                                                  --------------
Total Option - Index (Cost $7,766,495) ......................          4,175,561
                                                                  --------------

                SHORT TERM INSTRUMENTS - 2.6%

    77,849,400  Institutional Cash Management Fund
                  (Cost $77,849,400) ........................         77,849,400
                                                                  --------------

Total Investments (Cost $2,464,854,322) ............    97.9%      2,953,537,940
Other Assets in Excess of Liabilities ..............     2.1%         63,822,894
                                                       -----      --------------
Net Assets .........................................   100.0%     $3,017,360,834
                                                       =====      ==============
----------
1/ Non-Income Producing Security
2/ Securities on Loan
3/ Security exempt from registration under Rule 144A of the Securities Act of 1933. This Security may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

ADR - American Depository Receipt
GDR - Global Depository Receipt
(Y) - Japanese Yen

Industry Diversification (as a percent of Total Investments):

   Telecommunications .....................     16.28%
   Banks ..................................      9.65%
   Oil ....................................      6.25%
   Electronics ............................      5.37%
   Diversified ............................      5.12%
   Telecommunications Equipment ...........      4.45%
   Pharmaceuticals ........................      3.97%
   Insurance ..............................      3.44%
   Electronic Components ..................      2.99%
   Machinery ..............................      2.70%
   Transportation .........................      2.70%
   Chemicals ..............................      2.49%
   Semi-Conductors ........................      2.40%
   Diversified Utilities ..................      2.35%
   Finance ................................      2.05%
   Engineering ............................      2.02%
   Engineering Construction ...............      2.00%
   Broadcasting ...........................      1.97%
   Building Materials .....................      1.93%
   Food Retailing .........................      1.87%
   Construction Equipment .................      1.57%
   Consumer Goods .........................      1.57%
   Paper ..................................      1.53%
   Cable Television .......................      1.52%
   Autos and Trucks .......................      1.45%
   Appliances .............................      1.41%
   Steel ..................................      1.27%
   Mining .................................      1.19%
   Publishing .............................      1.18%
   Real Estate ............................      1.13%
   Other* .................................      4.18%
                                               ------
                                               100.00%
                                               ======
----------
* No one industry represents more than 1% of Portfolio holdings.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Schedule of Portfolio Investments September 30, 1999
--------------------------------------------------------------------------------
 Shares                     Description                               Value
 ------                     -----------                               -----

COMMON STOCKS - 94.2%

            Australia - 1.6%
   562,900  Brambles Industries Ltd.
             (Transportation) ...............................     $   16,299,879
 2,087,600  TABCORP Holdings Ltd./2
             (Leisure Related) ..............................         14,169,167
 3,311,700  WMC Ltd. (Mining) ...............................         16,858,126
                                                                  --------------
                                                                      47,327,172
                                                                  --------------

            Austria - 0.7%
   388,787  Erste Bank (Banks) ..............................         19,837,340
                                                                  --------------

            Botswana - 0.2%
 5,817,600  Sechaba Breweries Ltd. (Beverages) ..............          6,258,659
                                                                  --------------

            Canada - 3.1%
 1,045,200  Inco Ltd. (Mining) ..............................         22,333,820
   852,000  Nortel Networks Corp.
             (Telecommunications Equipment) .................         43,484,533
 1,349,660  Rogers Communications, Inc.-
             Class B/1 (Cable Television) ...................         22,823,630
                                                                  --------------
                                                                      88,641,983
                                                                  --------------

            Finland - 3.0%
   437,700  Nokia Oyj ADR (Telecommunications
             Equipment) .....................................         39,310,931
 1,894,090  Stora Enso Oyj R Shares/2 (Paper) ...............         25,113,977
   648,280  UPM-Kymmene Oyj Corp./2 (Paper) .................         22,093,175
                                                                  --------------
                                                                      86,518,083
                                                                  --------------

            France - 15.1%
   147,865  Alcatel (Telecommincations
             Equipment) .....................................         20,377,232
   241,600  AXA (Insurance) .................................         30,567,428
   278,720  Banque National de Paris/2 (Banks) ..............         22,247,709
   634,320  Canal Plus/2 (Broadcasting) .....................         37,898,044
   219,710  Carrefour Supermarche SA
             (Food Retailing) ...............................         35,168,540
   122,490  Compagnie de Saint-Gobain
             (Building Materials) ...........................         22,828,859
   170,530  ELF Aquitaine SA (Oil) ..........................         29,784,490
   263,390  Equant NV/1,2 (Telecommunications) ..............         21,430,790
   318,000  STMicroelectronics NV/2
             (Semi-Conductors) ..............................         23,532,000
   142,846  Societe Generale (Banks) ........................         29,437,070
   650,268  Societe Generale D'Enterprises SA
             (Engineering and Construction) .................         32,756,618
   272,800  Suez Lyonnaise des Eaux/2
             (Diversified Utility) ..........................         44,160,449
   375,400  Total Fina SA - Class B/2 (Oil) .................         47,176,075
   144,630  Unibail (Real Estate) ...........................         20,501,327
 1,297,001  Usinor SA (Steel) ...............................         18,302,134
                                                                  --------------
                                                                     436,168,765
                                                                  --------------

            Germany - 6.1%
   931,630  Bayer AG (Chemicals) ............................         37,157,015
   748,200  Hoechst AG/2 (Pharmaceuticals) ..................         32,566,259
   150,097  Intershop Communications AG/1
             (Computer Software) ............................         15,585,551
   308,880  Mannesmann AG
             (Telecommunications) ...........................         49,343,117

  Shares                    Description                               Value
  ------                    -----------                               -----

    39,350  SAP AG/2 (Computer Software) ....................     $   17,642,997
   470,730  Veba AG (Diversified Utility) ...................         25,793,055
                                                                  --------------
                                                                     178,087,994
                                                                  --------------

            Greece - 0.8%
   651,961  Hellenic Telecommunication
             Organization SA (Telecommuncations) ............         15,215,420
   280,240  Panafon Hellenic Telecom SA
             (Telecommunications) ...........................          7,630,258
                                                                  --------------
                                                                      22,845,678
                                                                  --------------

            Hong Kong - 2.2%
 6,134,000  China Telecomm/1,2
             (Telecommunications) ...........................         18,913,178
12,483,400  Cosco Pacific Ltd./2 (Transportation) ...........          9,883,783
12,514,000  First Pacific Company Ltd. (Diversified) ........          7,652,529
 1,211,300  Hutchison Whampoa Ltd. (Diversified) ............         11,266,909
 8,636,400  New World China Land Ltd./1
             (Real Estate) ..................................          5,058,938
 4,204,000  Wharf Holdings Ltd./2 (Real Estate) .............         12,150,503
                                                                  --------------
                                                                      64,925,840
                                                                  --------------

            India - 0.3%
 1,201,600  Larsen & Toubro Ltd. (Construction
             Equipment) .....................................         10,088,278
       975  NIIT Ltd./1 (Computer Software) .................             63,194
                                                                  --------------
                                                                      10,151,472
                                                                  --------------

            Indonesia - 0.4%
 3,523,700  PT Hanjay Mandala Sampoerna
             TBK/1 (Tobacco) ................................          6,231,504
16,026,500  PT Indah Kiah Pulp & Paper
            Corporation TBK/1 (Paper) .......................          5,706,793
                                                                  --------------
                                                                      11,938,297
                                                                  --------------

            Ireland - 2.3%
 3,632,600  Bank of Ireland (Banks) .........................         29,634,109
 1,902,870  CRH PLC (Building Materials) ....................         36,437,145
                                                                  --------------
                                                                      66,071,254
                                                                  --------------

            Italy - 4.7%
   805,925  Assicurazioni Generali (Insurance) ..............         26,779,024
 2,169,390  San Paolo - IMI SpA (Banks) .....................         28,186,620
15,923,840  Seat-Pagine Gialle SpA/2 (Publishing) ...........         23,267,378
 3,024,234  Telecom Italia SpA
             (Telecommunications) ...........................         26,281,556
 6,269,790  Unicredito Italiano SpA (Banks) .................         30,648,640
                                                                  --------------
                                                                     135,163,218
                                                                  --------------

            Japan - 13.2%
   940,000  Canon Inc. (Electronics) ........................         27,370,046
 4,242,000  Fuji Heavy Industries Ltd./2
             (Autos and Trucks) .............................         33,707,536
 1,551,000  Fujitsu Ltd./2 (Electronics) ....................         48,365,520
   494,000  Murata Manufacturing Co. Ltd.
             (Electronic Components) ........................         49,647,422
    23,360  Nippon Telegraph & Telephone Corp.
             (Telecommunications) ...........................         28,742,869
    21,080  NTT Mobile Communicatons
             Network, Inc. (Telecommunications) .............         41,579,176
   111,400  Rohm Company
             (Electronic Components) ........................         23,280,976

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Schedule of Portfolio Investments September 30, 1999
--------------------------------------------------------------------------------

  Shares                    Description                               Value
  ------                    -----------                               -----

   354,000  Sanrio Company Ltd.
             (Consumer Goods) ...............................     $   19,783,640
    70,200  Softbank Corporation (Diversified) ..............         26,704,110
   801,900  Takeda Chemical Industries Ltd.
             (Pharmaceuticals) ..............................         43,308,589
   844,000  Yamanouchi Pharmaceutical Co. Ltd./2
             (Pharmaceuticals) ..............................         39,557,513
                                                                  --------------
                                                                     382,047,397
                                                                  --------------

            Mexico - 0.7%
   334,200  Grupo Televisa SA GDR/1 (Broadcasting) ..........         13,347,113
   112,700  Telefonos de Mexico SA ADR
             (Telecommunications) ...........................          8,029,875
                                                                  --------------
                                                                      21,376,988
                                                                  --------------

            Netherlands - 7.1%
   500,740  ASM Lithography Holding NV/1
             (Semi-Conductors) ..............................         33,916,805
   275,081  Benckiser NV - B Shares
             (Consumer Goods) ...............................         17,094,129
   553,800  DSM NV (Chemicals) ..............................         21,969,732
   792,464  ING Groep NV (Finance) ..........................         43,042,278
   473,566  Koninklijke Ahold NV (Food
             Retailing) .....................................         15,584,201
   425,378  Nutreco Holding NV (Foods) ......................         14,723,258
   370,950  Philips Electronics NV (Electronics) ............         37,332,985
   342,390  United Pan-Europe Communications
             NV/1,2 (Telecommunications) ....................         21,149,232
                                                                  --------------
                                                                     204,812,620
                                                                  --------------

            Norway - 1.0%
   676,620  Norsk Hydro ASA (Diversified) ...................         28,627,949
                                                                  --------------

            Poland - 0.2%
 1,357,193  Telekomunikacja Polska SA GDR
             Rule 144A/2,3 (Telecommunications) .............          6,684,176
                                                                  --------------

            Singapore - 2.0%
 3,456,200  NatSteel Electronics Ltd./2 (Electronics) .......         12,906,370
 6,462,200  Neptune Orient Lines Ltd.
             (Transportation) ...............................          7,752,506
 2,400,800  Overseas-Chinese Banking Corp./2 (Banks) ........         18,636,375
   716,400  Singapore Press Holdings Ltd./2
             (Publishing) ...................................         11,290,727
 8,880,900  Wing Tai Holdings Ltd./2 (Real Estate) ..........          7,050,538
                                                                  --------------
                                                                      57,636,516
                                                                  --------------

            South Africa - 0.4%
   395,400  MIH Ltd. (Cable Television) .....................         11,417,175
                                                                  --------------

            South Korea - 2.0%
   336,640  Korea Electric Power Corp. ADR/2
             (Utilities) ....................................          5,407,280
   331,506  Korea Telecom Corp ADR1
             (Telecommunications) ...........................         12,265,722
   278,910  Korean Air (Airlines) ...........................          4,012,390
   471,900  Pohang Iron & Steel Company Ltd.
             (Steel) ........................................         14,776,369
    82,600  Samsung Electronics (Electronics) ...............         13,376,648
   720,900  SK Telecom Co., Ltd. ADR
             (Telecommunications) ...........................          7,434,281
                                                                  --------------
                                                                      57,272,690
                                                                  --------------

  Shares                    Description                               Value
  ------                    -----------                               -----

            Spain - 4.4%
 1,355,560  Argentaria SA/2 (Banks) .........................     $   29,825,971
 1,409,782  Fomento de Construcciones SA
             (Diversified) ..................................         38,480,978
 1,392,340  Repsol - Y.P.F. SA/2 (Oil) ......................         27,269,210
 1,919,714  Telefonica SA (Telecommunications) ..............         30,728,477
                                                                  --------------
                                                                     126,304,636
                                                                  --------------

            Sweden - 5.0%
   754,820  Atlas Copco AB - A shares
             (Machinery) ....................................         21,177,553
 2,234,010  Electrolux AB Series B (Appliances) .............         41,694,722
   685,600  Ericsson LM B Shares
             (Telecommunications Equipment) .................         21,242,668
 1,508,620  Sandvik AB B Shares (Machinery) .................         41,222,319
   892,470  SKF AB B Shares/2 (Machinery) ...................         20,031,616
                                                                  --------------
                                                                     145,368,878
                                                                  --------------

            Switzerland - 3.5%
   291,081  ABB Ltd./1 (Engineering &
             Construction) ..................................         30,066,835
    30,440  Clariant AG (Chemicals) .........................         13,794,161
   104,000  UBS AG (Banks) ..................................         29,316,723
    50,190  Zurich Allied AG (Insurance) ....................         27,995,251
                                                                  --------------
                                                                     101,172,970
                                                                  --------------

            Turkey - 0.4%
42,858,700  Akbank T.A.S. (Banks) ...........................          6,418,062
25,325,600  Haci Omer Sabanci Holding AS
             (Diversified) ..................................          6,595,638
                                                                  --------------
                                                                      13,013,700
                                                                  --------------

            United Kingdom - 13.8%
 1,213,593  Barclays PLC (Banks) ............................         35,616,234
   256,800  BP Amoco PLC ADR (Oil) ..........................         28,456,650
 1,860,110  COLT Telecom Group PLC
             (Telecommunications) ...........................         44,113,178
 3,101,600  Granada Group PLC (Diversified) .................         26,689,431
 7,111,284  Invensys PLC (Engineering) ......................         34,432,026
 1,601,100  Next PLC (Retail) ...............................         16,097,979
 6,301,700  Old Mutual PLC/1 (Insurance) ....................         13,413,914
 1,528,302  Orange PLC/1 (Telecommunications) ...............         30,153,188
 2,367,420  Peninsular & Orient Steam
             Navigation Co. (Transportation) ................         36,025,873
   946,400  Reckitt Benckiser PLC
             (Consumer Goods) ...............................         11,868,938
 1,587,262  SEMA Group PLC (Computer Services) ..............         19,383,268
 5,485,980  Shell Transport & Trading Co.
             PLC (Oil) ......................................         41,018,267
   145,430  Tyco International Ltd. (Diversified) ...........         15,015,648
 2,013,426  Vodafone AirTouch PLC
             (Telecommunications) ...........................         47,649,645
                                                                  --------------
                                                                     399,934,239
                                                                  --------------
Total Common Stocks (Cost $2,379,431,610) ...................      2,729,605,689
                                                                  --------------

            PREFERRED STOCKS - 0.5%

91,626,000  Petroleo Brasileiro SA (Oil),
             (Cost $14,755,276) .............................         13,696,385
                                                                  --------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Schedule of Portfolio Investments September 30, 1999
--------------------------------------------------------------------------------

  Shares/
 Par Value                  Description                               Value
 ---------                  -----------                               -----

                CONVERTIBLE CORPORATE NOTES & BONDS - 0.3%

(Y)592,000,000  Acom Co. Ltd. 0.00%, 3-31-02
                 (Finance) (Cost $4,958,274) ................     $    7,423,162
                                                                  --------------

                OPTION - INDEX - 0.2%

         3,140  Nikkei 225 Index (Options on Nikkei
                  Exchange with Strike Price of
                  18,993.08 and Expiration 02/10/2000) ......          1,538,632
         3,261  Nikkei 225 Index (Options on Nikkei
                 Exchange with Strike Price of
                 19,027.77 and Expiration 02/10/2000) .......          1,567,087
         2,241  Nikkei 225 Index (Options on Nikkei
                 Exchange with Strike Price of
                 18,613.35 and Expiration 03/10/2000) .......          1,570,739
                                                                  --------------
Total Option - Index (Cost $7,766,495) ......................          4,676,458
                                                                  --------------

                OTHER - 0.0%

       107,831  Atlas Copco AB Rights Expiration
                 10/1/99 (Cost $0) ..........................            920,760
                                                                  --------------

                SHORT TERM INSTRUMENT - 3.3%

    97,016,565  Institutional Cash Management
                 Fund, (Cost $97,016,566) ...................         97,016,566
                                                                  --------------

Total Investments (Cost $2,503,928,221) ............    98.5%      2,853,339,020
Other Assets in Excess of Liabilities ..............     1.5%         44,517,312
                                                       -----      --------------
Net Assets .........................................   100.0%     $2,897,856,332
                                                       =====      ==============
----------
1/ Non-Income Producing Security
2/ Securities on Loan
3/ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

ADR - American Depository Receipt
GDR - Global Depository Receipt
(Y) - Japanese Yen

Industry Diversification (as a percent of Total Investments):

   Telecommunications ......................    14.62%
   Banks ...................................     9.81%
   Oil .....................................     6.57%
   Diversified .............................     5.64%
   Electronics .............................     4.88%
   Telecommunications Equipment ............     4.36%
   Pharmaceuticals .........................     4.05%
   Insurance ...............................     3.46%
   Engineering .............................     3.41%
   Money Market ............................     3.40%
   Machinery ...............................     2.92%
   Chemicals ...............................     2.56%
   Electronic Components ...................     2.56%
   Diversified Utilities ...................     2.45%
   Transportation ..........................     2.45%
   Building Materials ......................     2.08%
   Paper ...................................     1.85%
   Broadcasting ............................     1.80%
   Food Retailing ..........................     1.78%
   Finance .................................     1.77%
   Consumer Goods ..........................     1.71%
   Real Estate .............................     1.57%
   Appliances ..............................     1.46%
   Mining ..................................     1.37%
   Publishing ..............................     1.21%
   Cable Television ........................     1.20%
   Semi-conductor Production Equipment .....     1.19%
   Autos and Trucks ........................     1.18%
   Computer Software .......................     1.16%
   Steel ...................................     1.16%
   Other* ..................................     4.37%
                                               ------
                                               100.00%
                                               ======
----------
*No one industry respresents more than 1% of Portfolio holdings.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                                      October 31, 1999/2      September 30, 1999
                                                                                      ------------------      ------------------
Assets
   Investments, at Value:
      Common Stock and Options (Cost $2,387,004,922 and $2,406,911,655,
       respectively) .........................................................          $2,875,688,540          $2,756,322,454
      Short Term Instruments (Cost $77,849,400 and $97,016,566,
       respectively) .........................................................              77,849,400              97,016,566
                                                                                        --------------          --------------
   Total Investments, at Value ...............................................           2,953,537,940           2,853,339,020
   Cash/1 ....................................................................              46,163,995               7,288,694
   Receivable for Securities Sold ............................................              11,968,864              47,316,442
   Collateral for Securities Loaned ..........................................             288,538,523             272,287,712
   Unrealized Appreciation on Forward Foreign Currency Contracts .............               3,140,361               4,762,239
   Dividends and Interest Receivable .........................................               3,910,703               4,714,880
   Receivable for Foreign Taxes Withheld .....................................               3,635,770               3,864,617
   Receivable for Shares of Beneficial Interest Subscribed ...................              14,144,889               1,529,342
   Securities Lending Income Receivable ......................................                 103,189                  84,334
                                                                                        --------------          --------------
Total Assets .................................................................           3,325,144,234           3,195,187,280
                                                                                        --------------          --------------
Liabilities
   Payable for Securities Purchased ..........................................              14,248,569              12,850,580
   Payable Under Security Loan Agreements ....................................             288,538,523             272,287,712
   Unrealized Depreciation on Forward Foreign Currency Contracts .............               1,609,674              10,468,708
   Due to Bankers Trust ......................................................               3,366,243               1,697,533
   Accrued Expenses and Other ................................................                  20,391                  26,415
                                                                                        --------------          --------------
Total Liabilities ............................................................             307,783,400             297,330,948
                                                                                        --------------          --------------
Net Assets ...................................................................          $3,017,360,834          $2,897,856,332
                                                                                        ==============          ==============
Composition of Net Assets
   Paid-in Capital ...........................................................          $2,527,231,632          $2,553,833,165
   Net Unrealized Appreciation on Investments, Options, Foreign Currencies and
      Forward Foreign Currency Contracts .....................................             490,129,202             344,023,167
                                                                                        --------------          --------------
Net Assets ...................................................................          $3,017,360,834          $2,897,856,332
                                                                                        ==============          ==============

----------
1/ Includes foreign cash of $45,581,296 and $6,490,382 with a cost of
   $45,628,022 and $6,464,710, respectively.
2/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Statements of Operations
--------------------------------------------------------------------------------

                                                                                         For the period             For the
                                                                                       October 1, 1999 to          year ended
                                                                                       October 31, 1999/1      September 30, 1999
                                                                                       ------------------      ------------------
Investment Income
   Dividends (net of foreign withholding tax of $0 and $3,809,883, respectively) ..       $   1,285,387           $  42,317,068
   Interest .......................................................................              25,900                 609,701
   Securities Lending Income ......................................................             108,365               1,663,581
                                                                                          -------------           -------------
Total Investment Income ...........................................................           1,419,652              44,590,350
                                                                                          -------------           -------------
Expenses
   Advisory Fees ..................................................................           1,609,018              16,908,174
   Administration and Service Fees ................................................             373,616               3,932,321
   Professional Fees ..............................................................              24,431                  34,598
   Trustees Fees ..................................................................                 276                   4,812
   Miscellaneous ..................................................................              50,121                  46,617
                                                                                          -------------           -------------
   Total Expenses .................................................................           2,057,462              20,926,522
   Less Fees Waived/Expenses Reimbursed by Bankers Trust ..........................            (313,923)             (2,574,517)
                                                                                          -------------           -------------
      Net Expenses ................................................................           1,743,539              18,352,005
                                                                                          -------------           -------------
Net Investment (Expenses in Excess of) Income .....................................            (323,887)             26,238,345
                                                                                          -------------           -------------
Realized and Unrealized Gain (Loss) on Investments, Options, Foreign
   Currencies, Forward Foreign Currency and Foreign Futures Contracts
   Net Realized Gain (Loss) from:
     Investment Transactions ......................................................          (4,403,352)             52,443,225
     Option Transactions ..........................................................                  --              (4,733,039)
     Foreign Currency Transactions ................................................            (982,368)                 24,182
     Forward Foreign Currency Transactions ........................................          (4,575,268)            (11,059,587)
     Foreign Futures Transactions .................................................                  --             (32,374,084)
   Net Change in Unrealized Appreciation/Depreciation on Investments, Options,
      Foreign Currencies and Forward Foreign Currency Contracts ...................         146,111,035             345,753,008
                                                                                          -------------           -------------
Net Realized and Unrealized Gain on Investments, Options, Foreign
  Currencies, Forward Foreign Currency and Foreign Futures Contracts ..............         136,150,047             350,053,705
                                                                                          -------------           -------------
Net Increase in Net Assets from Operations ........................................       $ 135,826,160           $ 376,292,050
                                                                                          =============           =============

----------
1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               For the period                For the                   For the
                                                             October 1, 1999 to            year ended                year ended
                                                             October 31, 1999/3        September 30, 1999        September 30, 1998
                                                             ----------------------------------------------------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment (Expenses in Excess of) Income .......       $      (323,887)          $    26,238,345           $    19,824,918
   Net Realized Gain (Loss) from Investment, Option,
     Foreign Currency, Forward Foreign Currency and
     Foreign Futures Transactions ......................            (9,960,988)                4,300,697               (57,508,505)
   Net Change in Unrealized Appreciation/Depreciation
     on Investments, Options, Foreign Currencies and
     Forward Foreign Currency Contracts ................           146,111,035               345,753,008              (106,649,538)
                                                               ---------------           ---------------           ---------------
Net Increase (Decrease) in Net Assets from Operations ..           135,826,160               376,292,050
                                                                                                                      (144,333,125)
                                                               ---------------           ---------------           ---------------
Capital Transactions
   Proceeds from Capital Invested ......................           340,860,574             3,135,914,534             2,330,783,580
   Value of Capital Withdrawn ..........................          (357,182,232)           (2,446,602,079)             (926,603,490)
                                                               ---------------           ---------------           ---------------
Net Increase in Net Assets from Capital Transactions ...           (16,321,658)              689,312,455             1,404,180,090
                                                               ---------------           ---------------           ---------------
Total Increase in Net Assets ...........................           119,504,502             1,065,604,505             1,259,846,965
Net Assets
   Beginning of Period .................................         2,897,856,332             1,832,251,827               572,404,862
                                                               ---------------           ---------------           ---------------
   End of Period .......................................       $ 3,017,360,834           $ 2,897,856,332           $ 1,832,251,827
                                                               ===============           ===============           ===============

--------------------------------------------------------------------------------


Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected ratios to average net assets and other supplemental data for periods indicated for the International Equity Portfolio.

                                                                                                                            For the
                                                                         For the years ended                                  year
                                           For the period                    September 30,               For the period      ended
                                         October 1, 1999 to     -------------------------------------    January 1, 1995    Dec. 31,
                                         October 31, 1999/3     1999        1998       1997      1996  to Sept. 30, 1995/2    1994
                                         ------------------     ----        ----       ----      ----  -------------------  --------
Supplemental Data and Ratios:
   Net Assets, End of Period
        (000s omitted) ................      $3,017,361      $2,897,856  $1,832,252  $572,405  $164,813       $83,313        $56,042
   Ratios to Average Net Assets:
      Net Investment (Expenses in
         Excess of) Income ............           (0.13)%/1        1.00%       1.52%     1.35%     1.76%         2.39%/1       1.69%
      Expenses ........................            0.70%/1         0.70%       0.66%     0.65%     0.65%         0.65%/1       0.65%
      Decrease Reflected in Above
         Expense Ratio Due to Fees
         Waived/Expenses Reimbursed
         by Bankers Trust .............            0.13%/1         0.10%       0.15%     0.17%     0.20%         0.22%/1       0.24%
   Portfolio Turnover Rate ............               5%            106%         65%       63%       68%           21%           15%

----------
1/ Annualized.
2/ On August 2, 1995, the Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
3/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies

A. Organization

The International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized as an unincorporated trust under the laws of New York and began operations on August 4, 1992. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation

The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income

Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Foreign Currency Transactions

The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

E. Forward Foreign Currency Contracts

The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currencies underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

F. Option Contracts

Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

G. Futures Contracts

The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

H. Federal Income Taxes

The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

I. Security Loans

The Portfolio receives compensation in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

J. Other

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
International Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 2--Fees and Transactions with Affiliates

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.15% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 0.70% of the average daily net assets of the Portfolio.

The Portfolio may invest in the Institutional Cash Management Fund (the "Fund"), an open-end management investment company managed by Bankers Trust Company (the "Company"). The Fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the Fund to the Portfolio for the periods ended October 31, 1999 and September 30, 1999 amounted to $350,496 and $4,656,980, respectively which are included in dividend income.

At September 30, 1999, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $100,000,000 which expires April 29, 2000. A commitment fee of .10% per annum on the average daily amount of the available commitment is payable on a quarterly basis and apportioned equally among all participants. On October 8, 1999, the revolving credit facility was increased to $150,000,000. For the twelve month period ended September 30, 1999, $40,000,000 was drawn down under the credit facility at an interest rate range of 5.59% to 5.83%. Total interest charges as a result of this borrowing amounted to $28,494 which were paid prior to September 30, 1999. No amounts were outstanding under the credit facility for the periods ended September 30, and October 31, 1999.

The Portfolio may use cash collateral from its securities lending transactions, described in Note 1, I, to purchase shares of an affiliated fund and may pay fees generated from those transactions to Bankers Trust.

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

Note 3--Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the period ended October 31, 1999, were $153,505,180 and $180,164,342, respectively. For the year ended September 30, 1999 the amounts were $3,309,983,361 and $2,638,798,308, respectively.

For Federal income tax purposes, the tax basis of investments held at October 31, 1999 was 2,466,509,661. The aggregate gross unrealized appreciation for all investments at October 31, 1999 was $552,158,497, and the aggregate gross unrealized depreciation for all investments was $65,130,218. At September 30, 1999 the tax basis of investments held was $2,505,583,560. The aggregate gross unrealized appreciation for all investments at September 30, 1999 was $420,701,033 and the aggregate gross unrealized depreciation for all investments was $72,945,573.

--------------------------------------------------------------------------------
International Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 4--Open Forward Foreign Currency Contracts

At October 31, 1999, the International Equity Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                              Net Unrealized
                                                                                               Appreciation
                                                                                              (Depreciation)
Contracts to Deliver                    In Exchange For      Settlement Date    Value (US$)       (US$)
------------------------------------------------------------------------------------------------------------
Sales
------------------------------------------------------------------------------------------------------------
Australian Dollar     74,750,180   US Dollar      48,543,071   11/12/99         47,634,029     $   909,042
Euro                  38,000,000   US Dollar      39,903,040    11/2/99         39,939,900         (36,860)
British Pound         22,527,305   US Dollar      37,572,701   11/12/99         36,965,055         607,647
British Pound         29,129,267   US Dollar      48,532,811   11/12/99         47,798,214         734,597
British Pound         22,618,544   US Dollar      37,090,482   11/12/99         37,193,934        (103,451)
Singapore Dollar       2,320,000   US Dollar       1,391,722    11/1/99          1,394,362          (2,641)
Singapore Dollar       2,059,000   US Dollar       1,231,828    11/2/99          1,237,497          (5,669)
Singapore Dollar       1,522,000   US Dollar         907,465    11/3/99            914,750          (7,285)
Singapore Dollar       2,075,000   US Dollar       1,247,370    11/4/99          1,247,113             257
------------------------------------------------------------------------------------------------------------
                                                                               Total Sales       2,095,637
------------------------------------------------------------------------------------------------------------
Purchases
------------------------------------------------------------------------------------------------------------
Canadian Dollar       71,717,532   US Dollar      48,543,071   11/12/99         48,757,585         214,515
Euro                  34,709,193   US Dollar      37,572,701   11/12/99         36,481,097      (1,091,604)
Euro                  34,823,474   US Dollar      37,090,482   11/12/99         36,728,318        (362,164)
Japanese Yen       5,135,256,738   US Dollar      48,532,811   11/12/99         49,207,115         674,303
------------------------------------------------------------------------------------------------------------
                                                                           Total Purchases        (564,950)
------------------------------------------------------------------------------------------------------------
                                                               Net Unrealized Appreciation     $ 1,530,687
------------------------------------------------------------------------------------------------------------

At September 30, 1999, the International Equity Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                              Net Unrealized
                                                                                               Appreciation
                                                                                              (Depreciation)
Contracts to Deliver                    In Exchange For      Settlement Date    Value (US$)       (US$)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Sales
------------------------------------------------------------------------------------------------------------
Hong Kong Dollar       1,715,000   US Dollar         220,778    10/4/99            220,790     $       (12)
Hong Kong Dollar       1,488,000   US Dollar         191,548    10/4/99            191,566             (18)
Indonesian Rupiah 17,331,000,000   US Dollar       2,063,214    10/1/99          2,074,388         (11,174)
Japanese Yen         342,330,000   US Dollar       3,269,222    10/5/99          3,215,370          53,852
Japanese Yen       7,261,707,500   US Dollar      69,500,000   10/12/99         68,206,338       1,293,662
Japanese Yen      15,527,652,000   US Dollar     140,700,000   10/12/99        146,183,883      (5,483,883)
Japanese Yen      13,245,120,000   US Dollar     120,000,000   10/12/99        124,695,161      (4,695,161)
Mexican Peso           8,935,000   US Dollar         954,849    10/1/99            956,001          (1,152)
------------------------------------------------------------------------------------------------------------
                                                                               Total Sales      (8,843,886)
------------------------------------------------------------------------------------------------------------
Purchases
------------------------------------------------------------------------------------------------------------
British Pound          2,000,000   US Dollar      3,298,480     10/4/99         3,293,800           (4,680)
Japanese Yen         312,885,000   USDollar        2,937,336    10/1/99          2,938,805           1,469
Japanese Yen       6,009,555,672   USDollar       56,718,000   10/12/99         56,445,372        (272,628)
Japanese Yen      22,763,216,328   USDollar      210,924,809   10/12/99        214,302,545       3,377,736
Singapore Dollar       6,810,000   USDollar        3,972,004    10/4/99          4,004,780          32,777
Singapore Dollar       1,465,000   USDollar          858,784    10/5/99            861,528           2,743
------------------------------------------------------------------------------------------------------------
                                                                           Total Purchases       3,137,417
------------------------------------------------------------------------------------------------------------
                                                               Net Unrealized Depreciation     $(5,706,469)
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 5--Lending of Portfolio Securities

The Portfolio has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of portfolio securities are collateralized by cash and/or government securities that are maintained at all times in an amount equal to 102% and 105% to the current market value of the loaned securities for both domestic and international securities, respectively.

At October 31, 1999

      Market Value         Market Value      % of Portfolio
  of Loaned Securities     of Collateral         on Loan
  --------------------     -------------     --------------
      $273,233,832         $288,538,523           11.75

At September 30, 1999

      Market Value         Market Value      % of Portfolio
  of Loaned Securities     of Collateral         on Loan
  --------------------     -------------     --------------
      $253,095,127         $272,287,712           11.55

Note 6--Foreign Securities

The Portfolio invests in foreign securities. Investing in foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.

--------------------------------------------------------------------------------
International Equity Portfolio

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Holders of Beneficial Interest of
International Equity Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity Portfolio (hereafter referred to as the "Portfolio") at October 31, 1999 and September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 and September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 1999

--------------------------------------------------------------------------------
International Equity Fund

Proxy Results (unaudited)
--------------------------------------------------------------------------------

For the year ended September 30, 1999, the Bankers Trust Funds shareholders voted on the following proposals at the annual meeting of shareholders on October 8, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:


1.  To elect the Bankers Trust Funds Board of Trustees.
                                     Shares             Shares Voted
                                      Voted               Withheld
                                       For                Authority
                                   ----------           ------------
    Messr Biggar                   45,204,189              477,834
    Messr Dill                     45,191,100              490,923
    Messr Hale                     45,218,689              463,334
    Messr Langton                  45,206,828              475,195
    Messr Saunders                 45,221,898              460,125
    Messr Van Benschoten           45,158,358              523,665
    Dr. Gruber                     45,212,971              469,052
    Dr. Herring                    45,213,240              468,783


2.  To approve the New Investment Advisory Agreement with Bankers Trust Company.
                                       For             Against          Abstain
                                   ----------          -------          -------
                                   44,700,172          425,364          556,487


3.  To approve the New Investment Advisory Agreement with Morgan Grenfell, Inc.
                                       For             Against          Abstain
                                   ----------          -------          -------
                                   44,657,211          440,502          584,310


4. To approve the New Investment Sub-advisory Agreement with Bankers Trust Company.
                                       For             Against          Abstain
                                   ----------          -------          -------
                                   44,656,379          446,472          579,172


5. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund and its corresponding Portfolio.
                                       For             Against          Abstain
                                   ----------          -------          -------
                                   45,005,230          297,679          379,114

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[GRAPHIC OMITTED]
          Bankers Trust
    Architects of Value


For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write
to us at:                      BT Service Center
                               P.O. Box 419210
                               Kansas City, MO 64141-6210
or call our toll-free number:  1-800-368-4031

This report must be preceded or accompanied by a current prospectus for the Fund.


InternationalEquity Fund                                        CUSIP #055922868
BT Investment Funds                                             463ANN (9/99)


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101